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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                          DATE OF REPORT: MARCH 7, 1997



                       XIONICS DOCUMENT TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


      DELAWARE                          0-20777              04-3186685
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NO.)    (IRS EMPLOYER
   INCORPORATION)                                         IDENTIFICATION NO.)

  70 BLANCHARD ROAD                                            01803
     BURLINGTON,                                             (ZIP CODE)
    MASSACHUSETTS
(ADDRESS OF PRINCIPAL EXECUTIVE
      OFFICES)
                                    (617) 229-7000
                                 (REGISTRANT'S TELEPHONE
                               NUMBER, INCLUDING AREA CODE)



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ITEM 2.  ACQUISITION OF ASSETS.

Acquisition of Gesellschaft fur Computer Anwendung mbH

         On February 21, 1997, Xionics Document Technologies, Inc.'s ("Xionics") wholly-owned German subsidiary, Xionics Document Technologies GmbH, of Dortmund, Germany ("Xionics GmbH"), pursuant to a written agreement dated as of February 21, 1997 (the "Purchase Agreement"), consummated the purchase of all of the equity of Gesellschaft fur Computer Anwendung mbH ("GCA"), of Freiberg, Germany. Pursuant to the Purchase Agreement, Xionics GmbH acquired all of the shares in GCA, having a nominal value of 100,000 deutschmarks from Wilfried Welsch and Oliver Fohr (together, the "Sellers") in exchange for $5,000,000 in cash, $4,000,000 of which was paid at the closing of the transaction and the remaining $1,000,000 of which was deferred in accordance with the Purchase Agreement (see below). The transaction was approved by the Sellers as the sole stockholders of GCA.

         The cash payments made by Xionics at the closing were derived from the general funds of Xionics. The assets of GCA include intellectual property consisting of software, technology and know-how used in or relating to the development of software device drivers, which instruct computer applications how to image text and graphics for specific printer models, and other software used in computer printers and peripheral devices.

         GCA develops and sells software device drivers and printing solutions to printer manufacturers in Japan, the United States and Europe. GCA maintains its principal offices in Freiberg, Germany. Xionics designs, develops and markets advanced embedded systems technology for use in mainstream office devices such as printers, copiers, scanners and multifunction devices. Xionics maintains its corporate headquarters in Burlington, Massachusetts, with offices in Japan, Germany and the United Kingdom.

         Under the terms of the Purchase Agreement, each of the Sellers is entitled to receive the deferred portion of the purchase price for his shares, or $500,000, on August 20, 1998, provided that such Seller is employed by Xionics or one of its affiliates or successors on such date. In the event that either of the Sellers is not employed by Xionics or one of its affiliates or successors on August 20, 1998, such Seller shall not receive the $500,000 deferred portion until February 21, 2000. Xionics GmbH has entered into two identical Escrow Agreements pursuant to which an aggregate of $1,000,000 has been placed into escrow with 1st Source Bank, South Bend, Indiana, for the benefit of the Sellers.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) and (b) Financial statements including pro forma financial information will be provided within 60 days of the date of this filing.

         (c)      Exhibits

         1. Agreement for the purchase of shares, dated as of February 21, 1997, by and between Xionics Document Technologies GmbH and Wilfried Welsch and Oliver Fohr (including attached Exhibits thereto).

         2. Xionics Document Technologies, Inc.'s Press Release dated February 21, 1997 related to acquisition by Xionics Document Technologies GmbH of all of the outstanding capital stock of Gesellschaft fur Computer Anwendung mbH.


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, Xionics Document Technologies, Inc. has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Xionics Document Technologies, Inc.


                                        /s/ Robert E. Gilkes
                                        Robert E. Gilkes
                                        President and Chief Executive Officer



                                        /s/ Gerard T. Feeney
                                        Gerard T. Feeney
                                        Executive Vice President, Treasurer
                                        and Chief Financial Officer

Dated:  March 7, 1997